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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     MARCH 16, 2001
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                                 CITIGROUP INC.
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             (Exact name of registrant as specified in its charter)

   DELAWARE                            1-9924                    52-1568099
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  (State or other                   (Commission                 (IRS Employer
  jurisdiction of                   File Number)            Identification No.)
  incorporation)

                    399 PARK AVENUE, NEW YORK, NEW YORK        10043
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               (Address of principal executive offices)     (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)









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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 5.  OTHER EVENTS.
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         On page 5 of Citigroup's Proxy Statement, dated March 16, 2001, the amount of common stock under the captions "Common Stock Beneficially Owned Excluding Options" and "Total Common Stock Beneficially Owned" for Alain J.P. Belda, Kenneth T. Derr, John M. Deutch, Reuben Mark, Richard D. Parsons and Franklin A. Thomas was incorrectly reported as 12,511, 38,247, 53,872, 41,293, 12,511 and 18,348, respectively. The correct amounts that should have been reported are 16,231, 48,589, 54,305, 52,094, 21,955 and 88,304, respectively. In addition, for "All directors and executive officers as a group", the amount reported under the caption "Common Stock Beneficially Owned Excluding Options" as 36,516,700 should have been reported as 36,621,396, and the amount reported under the caption "Total Common Stock Beneficially Owned" as 52,485,545 should have been reported as 52,590,241.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  March 30, 2001                               CITIGROUP INC.



                                                     By: /s/ Shelley J. Dropkin
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                                                        Shelley J. Dropkin
                                                        Assistant Secretary